ACCOUNTS RECEIVABLE, NET (Details Textual) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2010 Maximum [Member]	Dec. 31, 2010 Minimum [Member]
Proceeds from Sale of Other Receivables	$ 108,730	677,397	660,230	455,437
Interest Expense Respect Of Accounts Receivable	1,015	6,323	4,720	1,852
Accounts Receivable from Securitization	$ 44,663	278,252	259,309	188,042
Discount Rate On Accounts Receivables					3.40%	2.70%